SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2007

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NORTHEAST UTILITIES

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(Exact name of registrant as specified in its charter)

MASSACHUSETTS	1-5324	04-2147929
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(State or other jurisdiction of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

ONE FEDERAL STREET, BUILDING 111-4, SPRINGFIELD

MASSACHUSETTS                        01105

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(Address of principal executive offices)  (Zip Code)

(860) 665-5000

(Registrant's telephone number, including area code)

Not Applicable

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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Section 5.

Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2007 Annual Meeting of Shareholders of Northeast Utilities (the “Company”) held on May 8, 2007, the Company’s shareholders approved the Northeast Utilities Incentive Plan, as amended and restated (the “Plan”).  The Plan was adopted by the Compensation Committee of the Company’s Board of Trustees (the “Board”) on February 13, 2007, upon delegation of authority from the Board, subject to shareholder approval, and became effective upon such approval on May 8, 2007.  As approved, the Plan replaces the former Northeast Utilities Incentive Plan and provides for the issuance of up to 4,500,000 shares of Northeast Utilities common shares over a ten-year period.  The Plan has been designed to comply with the qualified performance-based compensation requirements under Internal Revenue Code ( the “Code”) Section 162 (m).  That Code section requires shareholder approval of performance measures used in incentive compensation plans so that Northeast Utilities can deduct for income tax purposes all performance-based compensation.

The material amendments to the former Northeast Utilities Incentive Plan include:

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elimination of the former plan’s “evergreen” feature that allowed the number of shares available for equity grants each year to equal one percent of outstanding Northeast Utilities common shares as of the preceding December 31;

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elimination of the option repricing feature of the former plan.  The amended plan will not permit option repricing without shareholder approval; and

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inclusion of minimum vesting rules.  The amended plan provides for minimum vesting of three years for restricted shares and restricted share units and one year for options, except as determined by the Compensation Committee or the Board for non-employee Trustees, new hires, death, disability, retirement or change of control.

A more detailed description of the terms of the Plan can be found in the Company’s definitive proxy statement for the 2007 Annual Meeting of Shareholders dated March 20, 2007 and filed with the Securities and Exchange Commission on March 26, 2007 (the “Proxy Statement”), in the section entitled “Approval of the Amended Incentive Plan.”  The foregoing summary and the summary contained in the Proxy Statement are qualified in their entirety by the full text of the Plan, filed herewith as Exhibit 10.

Section 9 –

Financial Statements and Exhibits

Item 9.01 –

 Financial Statements and Exhibits.

(d)

 Exhibits.

Exhibit	Description
Exhibit 10	Northeast Utilities Incentive Plan, as amended and restated effective February 13, 2007 and approved by Shareholders on May 8, 2007.

[SIGNATURE PAGE TO FOLLOW]

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHEAST UTILITIES (Registrant)
By: /s/ Kerry J. Kuhlman
Name: Kerry J. Kuhlman Title: Vice President and Secretary

Date:  May 11, 2007